Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Net
9. Property, Plant and Equipment, Net
Property, plant and equipment, net, consisted of the following:

	As of December 31,
	2022	2023

Machinery and equipment	2,589,709	4,647,957
Buildings (i)(ii)	2,206,923	4,125,849
Molds and toolings	1,505,876	2,179,681
Vehicles	867,434	898,607
Leasehold improvements	681,341	695,972
Construction in process (i)	3,858,358	663,640
Computer and electronic equipment	282,082	388,071
Charging infrastructure	369,994	385,832
Others	130,864	226,905

Sub-total	12,492,581	14,212,514

Less: Accumulated depreciation (iii)	(1,788,193)	(3,151,019)
Less: Impairment (iv)	(97,643)	(107,010)

Property, plant and equipment, net	10,606,745	10,954,485
The Group recorded depreciation expenses of RMB573,247, RMB915,481 and RMB1,645,760 for the years ended December 31, 2021, 2022 and 2023, respectively.

(i)
Construction in progress primarily consists of the construction of Guangzhou
Xiaopeng technology park
, Wuhan, Guangzhou and Zhaoqing manufacturing plants, molds, toolings, machinery and equipment relating to the manufacturing of the Group’s vehicles. For the years ended December 31, 2021, 2022 and 2023, the Group capitalized RMB10,598, RMB84,998 and RMB107,415 of gross interest expenses, respectively. Government grants related to capitalized interest expense were accounted for as a reduction of such amounts capitalized in connection with the construction of the manufacturing plants. The benefits of these grants will be reflected through reduced depreciation charges over the useful lives of these assets. Government grants relating to expensed interest are recognized as a liability if received in advance (of the incurrence of the interest expense). Such amounts, when recognized, will reduce the respective interest expense to which the subsidies relate. In September 2022, the construction of the first phase of Guangzhou manufacturing equipment had been completed and transferred to respective fixed assets. In May 2023, the construction of the first phase of Wuhan buildings and manufacturing equipment had been completed and transferred to respective fixed assets.

(ii)
The Group entered into a lease contract with Guangzhou GET New Energy Technology Co., Ltd. (“Guangzhou GET New Energy”) to lease the plant and underlying land use right of Guangzhou manufacturing plant and further had an obligation to purchase the plant and underlying land use right at the construction cost at the end of lease term. On July 1, 2022, the lease commencement date, the lease asset for the plant was recorded with the amount of RMB1,001,820, being the present value of the lease payment and the exercise price of the purchase obligation (Note 18).

(iii)
For the year ended of December 31, 2023, the Company completed an assessment of the estimated units of production of certain molds and toolings and the useful lives of certain production facilities, all of which can only be used for certain vehicle production. The Company’s assessment in 2023, which considered the planned cessation or upgraded of certain vehicle production, indicated that certain production facilities directly used for certain vehicle production will not be used for the period of time originally estimated. As a result, the Company changed its estimates of useful lives for the certain production facilities as well as its estimates of the production volume of certain molds and toolings. These changes in estimates are accounted for on a prospective basis with an acceleration of recorded depreciation expense for impacted production facilities and molds and toolings. The Company recorded an accelerated depreciation expense of RMB295,930 related to these changes in estimates for the year ended December 31, 2023.

(iv)	The accumulated impairment loss was RMB97,643 and RMB107,010 as of December 31, 2022 and 2023, respectively, primarily due to the upgrade of vehicles.